EXHIBIT 99.4
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                              EMPLOYMENT AGREEMENT
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         This Employment Agreement (the "Agreement"), dated as of August 10,
1999, is made by and among Aris Industries, Inc., a New York corporation (the "Company") and XOXO Clothing Company, Incorporated, (formerly known as XOXO Acquisition Corp.), a Delaware corporation (the "Subsidiary"), wholly owned by Europe Craft Imports, Inc., a New Jersey corporation ("ECI") and Hollis Fiene (the "Executive"). The Company and the Subsidiary are collectively referred to in this Agreement as the "Company" unless otherwise required by the specific context of a particular provision hereof.

                                R E C I T A L S:

         WHEREAS, simultaneously with the execution hereof, Lola, Inc. ("Lola") is merging with and into ECI which is immediately thereafter contributing to the Subsidiary all of the assets and business owned and operated by Lola.

         WHEREAS, the Company desires to hire the Executive as Vice President-Design and Merchandising for the Subsidiary and of other subsidiaries or divisions of the Company engaged in the design of women's apparel, and the Executive is willing to accept such employment on the terms set forth herein.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and other good and valuable consideration, the Company, the Subsidiary and the Executive hereby agree as follows:

         1. Definitions.




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         1.1 "Affiliate" means any Person controlling, controlled by or under common control with the Company.

         1.2 "Board" means the Board of Directors of the Company and/or the Subsidiary.

         1.3 "Cause" means (a) the Executive is convicted of, or pleads guilty to, any felony, (b) the Executive engages in any act of dishonesty or illegality involving the Company or any of its assets or (c) the Executive, in carrying out the Executive's duties and responsibilities under this Agreement, is guilty of gross neglect or gross misconduct.

         1.4 "Disability" means the Executive's inability to render, for a period of three consecutive months, or four months in any 12 month period, her full time services hereunder.

         1.5 "Good Reason" means and shall be deemed to exist if, without the Executive's express prior written consent, (a) Executive is assigned any duties or responsibilities inconsistent in any material respect with the scope of the duties or responsibilities associated with Executive's title or positions, as set forth and described in Article 4 of this Agreement; (b) Executive suffers, in any material respect, a reduction in the duties, responsibilities or effective authority associated with Executive's titles and positions as set forth and described in Article 4 of this Agreement; (c) the Company fails to substantially perform or otherwise substantially breaches any material term or provision of this Agreement; (d) Executive's benefits under employee benefit or health or welfare plans or programs of the Company are in the aggregate materially decreased; (e) the Company purports to terminate Executive's employment for Cause and the Company is not entitled to terminate this Agreement for Cause; or (f) if Gregg Fiene is


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terminated without Cause or resigns for Good Reason as such terms are defined in his employment agreement.

         2. Employment. Subject to the terms and provisions set forth in this Agreement, the Company and the Subsidiary hereby employs the Executive during the Term of Employment as the Vice President-Design and Merchandising of the Subsidiary and of other subsidiaries or divisions of the Company engaged in the design of women's apparel, and the Executive hereby accepts such employment, on the terms and conditions set forth herein.

         3. Term of Employment. The term of employment (the "Term) under this Agreement shall be deemed to commence as of August 10, 1999 (the "Commencement Date") and, unless terminated earlier pursuant to the terms hereof, shall terminate on August 9, 2002 (the "Term").

         4. Position, Responsibilities and Duties.

         4.1 Position. During the Term of Employment, the Executive shall be employed as Vice President - Design and Merchandising of the Subsidiary and of such other subsidiaries or divisions of the Company engaged in the design of women's apparel as agreed between the parties. In such position, the Executive shall report to the Chief Executive Officer of the Subsidiary and of such other subsidiaries for which she performs design and merchandising services.

         4.2 Duties. During the Term of Employment, the Executive shall devote substantially all of Executive's business time and attention to the business of the Company and shall perform faithfully and efficiently the duties and responsibilities contemplated by this


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Agreement.

         5. Compensation and Other Benefits.

         5.1 Base Salary; Discretionary Bonus. During the Term of Employment, the Executive shall receive a base salary of $300,000. per annum ("Base Salary"), payable in accordance with the Company's regular payroll practices. The Board shall review Executive's salary on an annual basis for an increase but may not decrease such salary. In addition, Executive shall be entitled to such annual discretionary bonus as the Board may determine.

         5.2 Incentive, Retirement, and Savings Plans. During the Term of Employment, the Executive shall be entitled to participate in all incentive, pension, retirement, savings and other employee benefit plans and programs maintained by the Company and/or the Subsidiaries for the benefit of senior executives.

         5.3 Welfare Benefit Plans. During the Term of Employment, the Executive, the Executive's spouse and their eligible dependents, if any, shall be entitled to participate in and be covered under all the welfare benefit plans or programs maintained by the Company and/or the Subsidiaries, including, without limitation, all term life insurance, long term disability insurance, medical, hospitalization, dental, disability, accidental death and dismemberment and travel accident insurance plans and programs. All premiums and other costs and expenses associated with the participation by the Executive, her spouse and her eligible dependents, if any, in the plans and/or programs referenced herein, shall be borne in full by the Company.

         5.4 Expense Reimbursement. The Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in performing the


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Executive's duties and responsibilities hereunder in accordance with the policies and procedures of the Company. At the end of each fiscal year, the Executive and the Company shall in good faith reconcile any differences and disputes with respect to timing, right to reimbursement, reasonableness or documentation of any items of expense reimbursement.

         5.5 Vacation. During the Term of Employment, the Executive shall be entitled to four weeks paid vacation and shall be entitled to such fringe benefits and perquisites as set forth in Schedule 5.5 or, if more favorable to the Executive, as provided by the Company at any time hereafter.

         6. Termination.

         6.1 Termination Due to Death or Disability. The Company or the Executive may terminate the Executive's employment hereunder due to his death or Disability. In the event the Executive's employment is terminated due to death or Disability, the Executive's estate or Executive's legal representative, as the case may be, shall be entitled to:

          (a) (i) in the case of death or disability, Base Salary continuation at the rate in effect (as provided for by Section 5.1 of this Agreement) on the Date of Termination for a period of six (6) months after the Date of Termination.

          (b) any Base Salary accrued but not yet paid;

          (c) any deferred compensation accrued but not yet paid to the Executive (including, without limitation, interest or other credits on such deferred amounts) and any accrued vacation pay;

          (d) reimbursement pursuant to Section 5.4 hereof or any other provision of



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     this Agreement for expenses incurred but not yet paid prior to such death or Disability; and

          (f ) in the case of death, any other compensation and benefits as may be provided in accordance with the terms and provision of any applicable plans and programs of the Company and/or the Subsidiary.

         6.2 Termination by the Company for Cause. The Company may terminate the Executive's employment hereunder for Cause as provided in this Section 6.2. If the Company terminates the Executive's employment hereunder for Cause, the Executive shall be entitled to:

          (a) the Executive's Base Salary at the rate in effect (as provided for by Section 5.1 of this Agreement) at the time of such termination through the Date of Termination;

          (b) reimbursement pursuant to Section 5.4 hereof or any other provision of this Agreement for expenses incurred, but not yet paid prior to such termination of employment; and

          (c) any other compensation and benefits as may be provided in accordance with the terms and provisions of any applicable plans and programs of the Company and/or the Subsidiary.

         6.3 Termination Without Cause or Termination with Good Reason. The Company may terminate the Executive's employment hereunder without Cause and the Executive may terminate the Executive's employment hereunder for Good Reason. If the Company terminates the Executive's employment hereunder without Cause, other than due to death or Disability, or if the Executive terminates Executive's employment for Good Reason, the


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Executive shall be entitled to the following:

          (a) in consideration of Executive's agreement contained in Section 8.1, a lump sum payment in an amount equal to 150% of Base Salary then in effect.

          (b) any Annual Bonus earned but not yet paid as of the actual termination of this Agreement, and a pro rata Annual Bonus for the calendar year in which such termination occurs.

          (c) any deferred compensation (including, without limitation, interest or other credits on the deferred amounts) and any accrued vacation pay;

          (d) reimbursement pursuant to Section 5.4 hereof or any other provision of this Agreement for expenses incurred, but not paid prior to such termination of employment;

          (e) continuation of the pre-existing benefits of the Executive, including, without limitation, health, welfare, life and any long-term disability insurance heretofore provided or otherwise generally provided to senior executives of the Company (including the Subsidiaries), all at the level in effect (as provided for by Section 5.4 of this Agreement) on the Date of Termination through the end of the Term set forth in Section 3 or the Company shall provide the economic equivalent thereof; and

          (f) any other compensation and benefits as may be provided in accordance with the terms and provisions of any applicable plans or programs of the Company and/or the Subsidiary.

If the Executive seeks to terminate the Executive's employment hereunder for Good


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Reason, the Company shall be given written notice that the Executive intends to terminate the Executive's employment for Good Reason. Such written notice, given in accordance with Section 6.4 of this Agreement, shall specify the particular act or acts, or failure(s) to act, which is or are the basis for the Executive's decision to so terminate the Executive's employment for Good Reason. The Company shall be given the opportunity within ten (10) calendar days of the receipt of such notice to meet with the Executive to defend such act or acts, or failure(s) to act, and the Company shall be given twenty (20) business days after such meeting to correct such act, acts or failure(s) to act provided that the Company shall not have the right to correct the acts or failure(s) to act specified in clauses (c) and (i) of the definition of Good Reason. Upon failure of the Company, within such latter twenty (20) business day period, to correct such act, acts or failure(s) to act, the Executive's employment by the Company shall automatically be terminated under this Section 6.3 for Good Reason as of the date of actual termination provided that the date of actual termination shall be ten (10) calendar days after receipt of the Executive's notice if the Company does not have the right to correct such act(s) or failure(s) to act; provided, however, if the act or acts, or the failure to act, which is or are the basis for the decision to terminate the Executive's employment for Cause are incapable of being cured within the twenty (20) business day period and the Executive has commenced reasonable efforts to correct such act, acts or failure(s) to act within the twenty (20) day period, then the Executive's employment shall not be terminated under this Section 6.2 for Cause and the Executive shall have a reasonable time period following the expiration of the twenty (20) business day period to correct such act, acts or failure(s) to act.


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         6.4 Notice of Termination. Any termination of the Executive by the
Company or by the Executive for Good Reason shall be communicated by a notice of termination to the other party hereto given in accordance with Section 11.3 of this Agreement (the "Notice of Termination"). Such notice shall (a) indicate the specific termination provision in this Agreement relied upon, (b) set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated, and
(c) if the termination date is other than the date of receipt of such notice, specify the date on which the Executive's employment is to be terminated (which date shall not be earlier than the date on which such notice is given).

         7. Executive's Representation. The Executive represents and warrants to the Company that: (a) she is subject to no contractual, fiduciary or other obligation which may affect or limit the performance of her duties under this Agreement; and (b) her employment with the Company will not require him to use or disclose proprietary or confidential information of any other person or entity.

         8. Non-Competition; Non-Disclosure.

         8.1 Non-Competition. Executive agrees that during the Term and for a period of twelve months after the termination of Executive's employment hereunder (except upon expiration of the Term), the Executive will not directly or indirectly, as an officer, director, stockholder, partner, associate, employee, consultant or owner (x) design any products of a category similar to those designed by the Executive while she was employed by the Company or any of its subsidiaries; or (y) solicit or hire any employees of the Company other than those


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dismissed by the Company.

         8.2 Confidential Information. The Executive shall not, during the Term of Employment and thereafter, without the prior express written consent of the Company, disclose any confidential information, knowledge or data relating to the Company, which (a) was obtained by the Executive in the course of the Executive's employment with the Company, and (b) which is not information, knowledge or data otherwise in the public domain (other than by reason of a breach of this provision by the Executive), unless required to do so by a court of law or equity or by a governmental agency or other authority.

         9. Successors.

         9.1 The Executive. This Agreement is personal to the Executive and, without the prior express written consent of the Company, shall not be assignable by the Executive. This Agreement shall inure to the benefit of and be enforceable by the Executive's estate, heirs, beneficiaries and/or legal representatives.

         9.2 The Company. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

         10. Miscellaneous.

         10.1 Applicable Law. Except as may be otherwise provided herein, this Agreement shall be governed by and construed in accordance with the laws of the State of California, applied without reference to principles of conflict of laws.

         10.2 Amendments. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective


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successors and legal representatives.

         10.3 Notices. All notices and other communications hereunder shall be in writing and shall be given by hand-delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to the Executive:             Hollis Fiene
                                          Lola, Inc.
                                          6000 Sheila Street
                                          Commerce, California 90040

         with a copy to:                  Jeffrey F. Gersh, Esq.
                                          Zimmerman Rosenfeld Gersh & Leeds LLP
                                          9107 Wilshire Boulevard, Suite 300
                                          Beverly Hills, CA  90210-5528

         If to the Company:               Aris Industries, Inc.
                                          1411 Broadway
                                          New York, New York 10018
                                          Attention: Chairman

         with a copy to:                  Robert W. Forman
                                          Shapiro Forman & Allen LLP
                                          380 Madison Avenue
                                          New York, NY 10017

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

         11.4 Withholding. The Company may withhold from any amounts payable under this Agreement such federal, state and local income, unemployment, social security and similar employment related taxes and similar employment related withholdings as shall be required to be withheld pursuant to any applicable law or regulation.


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         11.5 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and any such provision which is not valid or enforceable in whole shall be enforced to the maximum extent permitted by law.

         11.6 Captions. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

         11.7 Entire Agreement. This Agreement contains the entire agreement among the parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto.

         11.8 Survivorship. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement or the Executive's employment hereunder to the extent necessary to the intended preservation of such rights and obligations.

         11.9 Joint Efforts/Counterparts. Preparation of this Agreement shall be deemed to be joint effort of the parties hereto and shall not be construed more severely against any party. This Agreement may be signed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         12. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or any portion thereof, shall be resolved by binding arbitration. The arbitration shall be conducted in Los Angeles County, California in accordance with the arbitration rules promulgated and adopted by
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reputable recognized alternative dispute resolution organization (hereinafter collectively referred to as "ADR") chosen by the party demanding arbitration. Any party may commence arbitration by sending a written demand for arbitration to the other party and filing such claim with the ADR and paying the appropriate filing fees. The demand will state the dispute with reasonable particularity. Subject to the availability of the neutral arbitrator, the arbitration hearing shall be commenced within the sixty (60) days following the date of appointment of the neutral arbitrator. Unless the parties mutually agree on one arbitrator, the arbitration shall be conducted by a panel of three (3) qualified arbitrators, one (1) chosen by the Company, one (1) by the Executive and one (1) chosen by the first two (2) arbitrators so appointed. If either party fails to designate an arbitrator within ten (10) days of receipt of the demand for arbitration, then it shall be deemed that the parties have agreed to have a single arbitrator. The neutral arbitrator shall be chosen within twenty (20) days of receipt of the demand for arbitration. If the parties or their respective arbitrators fail to agree upon a neutral arbitrator, then either party may apply to the Superior Court of Los Angeles County for an order appointing the neutral arbitrator. Each party shall retain the right to cross-examine the opposing party's witnesses. Discovery shall be limited to one
(1) deposition per side and one (1) demand for production and inspection of documents.. The majority decision of the arbitration panel shall be final, binding and conclusive on all parties (without any right of appeal therefrom) and shall not be subject to judicial review, other than as provided by law. The fees for the neutral arbitrator and administration of the arbitration shall be divided between the parties. As part of its decision, the arbitration panel may allocate the cost of arbitration, including fees of attorneys and experts, as it deems fair and equitable in light of all


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relevant circumstances. The parties waive the right to a trial by jury. The award of the arbitrator shall be in writing and shall set forth the basis upon which all issues submitted by the parties for decision has been decided. Judgment on the award rendered by the arbitration panel may be entered in any court of competent jurisdiction.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

Attest:                                      ARIS INDUSTRIES, INC.

/s/ Robert W. Forman                         By: /s/ Arnold Simon
-----------------------------------          -------------------------------
Robert W. Forman, Asst. Secretary            Name: Arnold Simon
                                                   -------------------------
                                             Title: Chairman of the Board
                                                   -------------------------

Attest:                                      XOXO, Inc. (Formerly known XOXO
                                             ACQUISITION CORP.)

/s/ Robert W. Forman                         By: /s/Arnold Simon
-----------------------------------          -------------------------------
Robert W. Forman, Asst. Secretary            Name: Arnold Simon
                                                   -------------------------
                                             Title: Chairman of the Board
                                                   -------------------------

                                             /s/ Hollis Fiene
                                             -------------------------------
                                             HOLLIS FIENE


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                                  SCHEDULE 5.5
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                         PERQUISITES AND FRINGE BENEFITS
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o    Use of Mercedes-Benz or automobile of similar status selected by the
     Executive

o    While in New York, the use of a luxury automobile selected by the Executive

o Reimbursement by the Company for all business-related expenses, including but not limited to, telephone (both land and cellular) charges, entertainment and first class travel and hotel accommodations.


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